EMPLOYMENT AGREEMENT

                                     BETWEEN

                              GREAT FALLS BANCORP,

                                    Employer

                                       and

                                GEORGE E. IRWIN,

                                    Employee



                            Dated: December 16, 1987

                                TABLE OF CONTENTS

                                                                                                             Page No.
                                                                                                             --------

1.       Employment; Employment Period...........................................................................1

2.       Nature of Duties and Services of Employee...............................................................1

3.       Direct Compensation of Employee.........................................................................2

4.       Expenses; Fringe Benefits of Employee...................................................................2
         (a)      Expenses.......................................................................................2
         (b)      Auto Allowance.................................................................................2
         (c)      Vacations; Other Fringe Benefits...............................................................3

5.       Extension; Termination..................................................................................3
         (a)      Extension of Term..............................................................................3
         (b)      Termination....................................................................................3

6.       Severance Pay...........................................................................................4
         (a)      Involuntary Termination or Non-Renewal Without Cause...........................................4
         (b)      Termination Upon Merger, Etc...................................................................4
         (c)      "Cause" Defined................................................................................5

7.       Salary Continuation in the Event of Disability; Termination of
         Employment due to Disability............................................................................5
         (a)      Initial Salary Continuation....................................................................5
         (b)      Subsequent Salary Continuation.................................................................6
         (c)      Reinstatement..................................................................................6
         (d)      Recovery and Recurrence........................................................................6
         (e)      Termination of Employment due to Disability....................................................8
         (f)      Determination of Disability Status.............................................................8
         (g)      Age Limitation on Salary Continuation Disability Benefit.......................................9

8.       Confidential Information................................................................................9

9.       Noncompetition Covenant.................................................................................9

10.      Miscellaneous..........................................................................................10
         (a)      Entire Agreement..............................................................................10
         (b)      Governing Law.................................................................................10
         (c)      No Waiver.....................................................................................10
         (d)      Notices.......................................................................................10
         (e)      Captions......................................................................................10
         (f)      Binding Effect; Assignment....................................................................11
         (g)      Survival......................................................................................11


                              EMPLOYMENT AGREEMENT

         AGREEMENT, made the 16th day of December, 1987, but effective for all purposes as of the 1st day of January, 1988, by and between GREAT FALLS BANCORP, a New Jersey corporation having its principal place of business at 55 Union Boulevard, Totowa, New Jersey 07512 (hereinafter called the "Corporation"); and GEORGE E. IRWIN, residing at 17 Green Ridge Drive, Montville, New Jersey 07045 (hereinafter called the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee is employed by the Corporation; and WHEREAS, the Corporation desires to continue to employ the Employee, and the Employee is willing to accept such continued employment, on the terms and subject to the conditions hereinafter set forth;
         NOW THEREFORE, in consideration of the premises and the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:
         1. Employment; Employment Period. The Corporation hereby employs the Employee, and the Employee hereby accepts employment by the Corporation, on the terms and subject to the conditions set forth in this Agreement. Such employment shall be on a full-time basis for an initial period of one (1) year commencing on January 1, 1988 (hereinafter referred to as the "Effective Date"), subject to the provisions for extension and earlier termination as hereinafter set forth in paragraph 5 hereof.
         2. Nature of Duties and Services of Employee. The Employee shall act as Vice President of the Corporation, subject to the direction and control of the Chairman of the Board and President and Board of Directors of the Corporation. The Employee shall also act as

President and Chief Executive Officer of Great Falls Bank, the State-chartered bank subsidiary of the Corporation (hereinafter referred to as the "Bank"), subject to the direction and control of the Chairman of the Board and the Board of Directors of the Bank, for the duration of the Employee's office until the next annual reorganization meeting of the Board of Directors of the Bank and thereafter during the term of this Agreement if and for so long as the Employee may be elected to such position by the Board of Directors of the Bank.
         3. Direct Compensation of Employee. As compensation for the Employee's services performed hereunder from and after the Effective Date, the Employee will be compensated on the basis of an annual salary payable at the rate of Eighty Thousand and no/100 Dollars ($80,000). Such salary shall be payable in equal increments on the same payroll schedule as is followed for the Bank's salaried employees, but not less frequently than monthly. The Corporation's obligation to pay earned compensation (i.e., compensation for services previously rendered) will survive any termination of the Employee's employment regardless of the circumstances or reason for termination of employment.
         4.       Expenses; Fringe Benefits of Employee.
         (a) Expenses. The Employee will be promptly (but not less frequently than monthly) reimbursed for all expenses incurred by the Employee in the performance of his duties hereunder.
         (b) Auto Allowance. The Employee will be paid a monthly non-accountable auto allowance of Five Hundred Dollars ($500.00), which allowance shall be in lieu of any other reimbursement by the Corporation or the Bank with respect to the Employee's use of one or more personally-owned automobiles in the performance of his duties hereunder.

         (c) Vacations; Other Fringe Benefits. The Employee shall be entitled to vacations consistent with his positions with the Corporation and the Bank, and will be included in, and subject to, any group insurance programs and other benefits and/or policies in effect from time to time which include salaried employees of the Corporation and/or the Bank.
         5.       Extension; Termination.
         (a) Extension of Term. The Employee's term of employment hereunder shall be automatically renewed for additional one-year periods unless either of the parties gives to the other party, at least ninety (90) days prior to the end of any calendar year (the calendar year being the employment year for purposes of this Agreement), a notice to the effect that the notifying party does not intend to renew the term of employment beyond the end of the employment year. In the event either party timely gives the other party such a notice of non-renewal, the Employee's employment pursuant to the terms hereof shall terminate at the end of such employment year.
         (b) Termination. This Agreement will terminate (i) at the close of business on December 31, 1988, or (ii) at the close of business on December 31 of a later year in the event of one or more renewals of the term of employment hereunder followed by a notice of non-renewal as provided in subparagraph 5(a) above, or (iii) upon the death of the Employee, or (iv) in the event of the Employee becomes "permanently disabled" (as defined in subparagraph 7(e) hereof) of the Employee. This Agreement shall also be subject to termination by the Corporation at any time during the term of this Agreement upon notice to the Employee, subject to the Employee's rights, if any, to severance pay as provided in paragraph 6 hereof.

         6.       Severance Pay.
         (a) Involuntary Termination or Non-Renewal Without Cause. In the event that either (i) the Corporation terminates the Employee's employment hereunder without "cause" (as defined in subparagraph 6(c) below) and without the consent of the Employee, or (ii) the Corporation gives the Employee a notice of non-renewal of this Agreement under subparagraph 5(a) hereof without "cause" (as so defined) and without the consent of the Employee, then the Employee shall be entitled to be paid severance pay in an amount equal to the Employee's annual salary in effect at such time. Such severance pay shall be payable in twelve
(12) equal monthly installments, without interest, commencing one (1) month from the effective date of such termination of employment hereunder.
         (b) Termination Upon Merger, Etc. In the event that (i) the Corporation terminates the Employee's employment hereunder in connection with the consummation of a merger or other business combination transaction which includes as an element thereof the replacement of the Chief Executive Officer of the Bank (hereinafter referred to as the "Replacement Merger"), and (ii) such termination of the Employee's employment is otherwise without "cause" (as defined in subparagraph 6(c) below) and without the consent of the Employee, then the Employee shall be entitled to be paid severance pay in an amount equal to one and one-half times the Employee's annual salary then in effect. Such severance pay shall be payable in eighteen (18) equal monthly installments, without interest, commencing one (1) month from the effective date of such termination of employment hereunder. Provided, however, that if the corporation is willing to continue the employment of the Employee (but not as Chief Executive Officer of the Bank) following the effective date of such a Replacement Merger, but the Employee decides to resign because he is to be replaced as the Chief Executive Officer of the Bank as a result of such Replacement Merger, then if severance pay would otherwise be payable to the Employee because of such Replacement Merger under the first sentence of this subparagraph 6(b), the severance pay shall be in the amount of one (1) year's salary, rather than one and one-half (1-1/2) year's salary, and such amount shall be payable over a period of twelve (12) months rather than eighteen (18) months following such a termination of employment.
         (c) "Cause" Defined. For purposes of this paragraph 6 and paragraph 9 hereof, the term "cause" shall mean acts of impropriety, fraud, or other justifiable causes.
         7. Salary Continuation in the Event of Disability; Termination of Employment due to Disability.
         (a) Initial Salary Continuation. If the Employee is unable to perform his duties of employment under this Agreement by reason of injury or sickness, then the Employee's salary, and all other forms of compensation and benefits hereunder (except for the auto allowance described in subparagraph 4(b) above), shall be continued in full for a period of six (6) months (hereinafter referred to as the "Initial Disability Period") from the date on which the Employee is first unable to continue his services to the Corporation. Provided, however, that the Corporation's obligation to continue the Employee's compensation in the event of disability shall be reduced by any and all of the following benefits (such benefits being hereinafter sometimes referred to collectively as the "Reduction Amounts") which the Employee shall be entitled to receive during such Initial Disability Period:

                  i)       Federal Social Security disability benefits;

                  ii)      New Jersey State temporary disability benefits;

                 iii) proceeds payable under any long-term disability income insurance policies covering the Employee for which the Corporation has paid the premiums (it being understood that the Corporation may, but is not required, to maintain such insurance on the Employee);

                  iv) loss of income benefits payable under the New Jersey No-Fault automobile insurance laws;

                  v) workers' compensation benefits payable to the Employee; and/or

                  vi) any similar benefits receivable by the Employee from any source for which the Corporation has paid the premiums or other expense of maintaining the program under which such payments are made, or any governmental program funded, in whole or in part or directly or indirectly, by taxes or other contributions made by the Corporation (provided, however, that benefits receivable by the Employee under any plan or program by reason of retirement, as opposed to disability, shall not be treated as such similar benefits).
         (b) Subsequent Salary Continuation. If the Employee remains unable to perform his duties of employment hereunder by reason of injury or sickness beyond the Initial Disability Period, then the Corporation shall continue to pay the Employee's compensation at the rate of Fifty Percent (50%) of the Employee's annual rate of base compensation in effect at the time of commencement of the disability, reduced by the Reduction Amounts, for an additional period of up to six (6) months (hereinafter referred to as the "Subsequent Disability Period").
         (c) Reinstatement. The Employee's full compensation and other benefits hereunder shall be reinstated immediately upon the Employee's return to employment during the Initial Disability Period or the Subsequent Disability Period and the discharge of his full duties of employment hereunder.
         (d) Recovery and Recurrence. If the Employee, having been disabled and having received salary continuation payments from the Corporation as described above, subsequently returns to active employment and renders services to the Corporation, prior to a termination of employment due to disability as provided in subparagraph 7(e) below, and the Employee later suffers a recurrence of disability arising out of or contributed to by the same cause or causes as existed during or led to the original period(s) of disability, then for purposes of this Agreement, the salary continuation amounts set forth herein shall be computed by taking into account the level(s) and duration of such payments to the Employee during the prior period(s) of disability. If the cause of the subsequent disability is entirely unrelated to the cause or causes of the prior disability, then the salary continuation amounts set forth above shall be computed without regard to the prior disability. If there is in effect a disability insurance policy on the Employee for which the Corporation pays the premiums, and if the insurance company issuing such policy deems the Employee to have made a recovery so that the subsequent disability is subject to new maximum benefit and elimination periods, then the subsequent disability shall be treated as entirely unrelated to the cause of the prior disability for purposes hereof. Similarly, if there is in effect such insurance and such insurance company deems the Employee not to have recovered so that the subsequent disability is treated as recurrent and thus subject to the original maximum benefit period and no new elimination period is imposed, then the subsequent disability shall be treated as arising out of or contributed to by the same cause or causes as existed during or led to the original period(s) of disability. In the event that there is more than one company insuring the Employee under disability income policies for which the Corporation pays the premiums and there is disagreement between the insurance companies with respect to whether there was a recovery qualifying for new maximum benefit and elimination periods, then unless otherwise determined by the Corporation if any such insurance company deems the disability to be recurrent and a continuation of the original disability, the subsequent disability shall be treated for purposes hereof as arising out of or contributed to by the same cause or causes as existed during or led to the original period(s) of disability.
         (e) Termination of Employment due to Disability. If the Employee's disability continues for longer than the end of the Subsequent Disability Period (or, upon mutual agreement of the Corporation and the Employee, at any earlier time), then the Employee shall be treated as "permanently disabled" for purposes of this Agreement, and the Employee's employment under this Agreement shall terminate. In such event, the Corporation shall assign to the Employee at no cost to the Employee all rights which the Corporation may then have in any disability income insurance policies on the Employee, which policies shall then become the property of the disabled Employee.
         (f) Determination of Disability Status. If the Corporation and the Employee disagree concerning the Employee's status of disability or fitness for purposes of this paragraph and there is in force a disability income insurance policy on the Employee (whether paid for by the Corporation or the Employee), then the Employee shall be deemed to be disabled for purposes of this Agreement if any such policy pays benefits to the Employee. If there is no such insurance in force, and the parties disagree concerning the Employee's status, then the Employee shall be examined by a physician appointed jointly by the parties, or failing such joint appointment by the parties, by a physician appointed jointly by a physician for the Corporation and a physician for the Employee, and the decision of such physician so appointed shall be binding upon the parties. In the event that neither the parties nor the physicians for the Corporation and the Employee mutually agree to an examining physician, then such physician shall be appointed by the Medical Society in the County in which the Corporation then maintains its principal office. The fees and expenses of the physician so appointed shall be paid by the Corporation. The Employee agrees to submit to and to cooperate with any such examination; in the event the Employee does not submit to and cooperate with any such examination, then the Corporation's determination of the Employee's disability status shall be binding on the parties.
         (g) Age Limitation on Salary Continuation Disability Benefit. In no event shall the Corporation be required to make any salary continuation payments to the Employee by reason of disability hereunder beyond the end of the month in which the Employee's sixty-fifth (65th) birthday occurs.
         8. Confidential Information. The Employee will not make any unauthorized disclosure of confidential information relating to the business and affairs of the Corporation or the Bank during the term of employment or at any time thereafter.
         9. Noncompetition Covenant. For a period of three (3) years following any termination of employment of the Employee by reason of (a) an election by the Employee not to renew the term of this Agreement, (b) a resignation of employment by the Employee, or (c) an involuntary termination of the Employee's employment hereunder for "cause" (as defined in subparagraph 6(c) hereof), the Employee will not compete with the Corporation and/or the Bank by engaging in the competitive conduct of the banking business. For these purposes, the Employee's competitive conduct of the banking business shall mean being employed by, or consulting with, a bank or any other business which is in direct competition with the Corporation and/or the Bank from an office which is the principal business office of the Employee and which is located within seven (7) miles from either the main office of the Bank or any branch office of the Bank which is in operation at the time of such a termination of the Employee's Employment hereunder.

         10.      Miscellaneous.
                  (a) Entire Agreement. This Agreement contains the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and any agreement hereafter made between the parties shall be ineffective to modify or terminate this Agreement or constitute a waiver of any of the provisions hereof unless such agreement is in writing and is signed by the party against whom enforcement of the modification, termination or waiver is sought.
                  (b) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey.
                  (c) No Waiver. Neither party's failure to invoke any right, condition or covenant in this Agreement shall be deemed to imply or constitute a waiver of any other right, condition or covenant.
                  (d) Notices. All notices required under this Agreement shall be delivered personally or sent by registered or certified mail to the respective parties at their addresses on the first page of this Agreement, or to such other address as may be given in like manner upon ten (10) days' prior written notice.
                  (e) Captions. The captions to the paragraphs in this Agreement are included for convenience only and are not intended to and shall not be deemed to modify or explain any of the terms of this Agreement.

                  (f) Binding Effect; Assignment. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. The obligations of the Employee hereunder are personal and non-delegable to any other person.
                  (g) Survival. All of the representations, warranties, covenants and guarantees contained herein or in any amendments hereof shall survive the termination of this Agreement.
        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESS:                                 EMPLOYEE:

--------------------------               ---------------------------------------
                                         GEORGE E. IRWIN, Individually


ATTEST:                                  GREAT FALLS BANCORP


                                         By:
--------------------------                   -----------------------------------
Anthony M. Bruno, Jr.                        John L. Soldoveri, President
Secretary